Exhibit 99.2
1 Second Quarter 2024 Results July 15, 2024

2 LEGAL DISCLAIMER FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company’s quarterly report on Form 10-Q is filed. This presentation and oral statements made relating to this presentation contain forward-looking statements regarding, among other things, our business plans; growth opportunities; expense control initiatives; anticipated expenses, cash requirements and sources of liquidity; capital allocation strategies and plans; and future financial performance. These statements are often, but not always, made through the use of words or phrases such as “positioned,” “growth,” “estimate,” “believe,” “plan,” “future,” “opportunity,” “optimistic,” “anticipate,” “target,” “expectations,” “expect,” “will,” “strategy,” “goal, “focused,” “guidance,” “foresee” and similar words or phrases of a future or forward-looking nature. The inclusion of forward-looking information herein should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs, certain assumptions made by management, and financial trends that may affect our financial condition, results of operations, business strategy or financial needs, many of which, by their nature, are inherently uncertain and beyond our control. Our actual results could differ materially from those anticipated in such forward-looking statements. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors, including without limitation, the following: uncertain or unfavorable business or economic conditions and any regulatory responses thereto, including uncertainty and volatility in the financial markets; possible slowing or recessionary economic conditions and continuing or increasing inflation; geographic concentration of our markets; changes in market interest rates that affect the pricing of our products and our net interest income; our ability to effectively execute our growth strategy and manage our growth, including identifying, consummating and integrating suitable mergers and acquisitions, entering new lines of business or offering new or enhanced services or products; fluctuations in the fair value of our investments; our ability to successfully manage our credit risk, particularly in our commercial real estate, energy and commercial-based loan portfolios, and the sufficiency of our allowance for credit losses; declines in the values of the real estate and other collateral securing loans in our portfolio; an increase in non-performing assets; borrower and depositor concentration risks; risks associated with originating Small Business Administration loans; our dependence on our management team, including our ability to attract, hire and retain key employees and their client and community relationships; our ability to raise and maintain sufficient liquidity and capital; competition from banks, credit unions, FinTech companies and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures, service denials, cyber incidents or other failures, disruptions or security breaches; employee error, employee or client misconduct, fraud committed against the Company or our clients, or incomplete or inaccurate information about clients and counterparties; disruptions to our business caused by our third-party service providers; our ability to maintain our reputation; environmental liability or failure to comply with regulatory requirements affecting foreclosed properties; costs and effects of litigation, investigations or similar matters to which we may be subject; risk exposure from transactions with financial counterparties; severe weather, natural disasters, pandemics or other health crises, acts of war or terrorism, climate change and responses thereto, or other external events; compliance with (and changes in) laws, rules, regulations, interpretations or policies relating to or affecting financial institutions, including stringent capital requirements, higher FDIC insurance premiums and assessments, consumer protection laws and privacy laws and accounting, tax, trade, monetary and fiscal matters, including the policies of the Federal Reserve and as a result of government initiatives; systemic risks across the banking industry associated with the soundness of other financial institutions; volatility in our stock price and other risks associated with our common stock; changes in our dividend or share repurchase policies and practices or other external events. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. ABOUT NON-GAAP FINANCIAL MEASURES. In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), we disclose non-GAAP financial measures, including “adjusted net income”, “adjusted diluted earnings per common share”, “tangible common stockholders’ equity”, “tangible book value per common share”, “adjusted return on average assets (ROAA)”, “adjusted return on average common equity (ROCE)”, “adjusted efficiency ratio – fully tax equivalent (FTE),” “pre-tax pre-provision (PTPP) profit” and “adjusted non-interest expense.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and should not be relied on alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is provided at the end of this presentation.

3 COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS The CrossFirst Story • Began de novo operations in 2007, completed IPO in 2019 • CrossFirst has grown primarily organically, as well as through four strategic acquisitions • Maintain a branch-light business model with 15 full-service locations, strategically placed across high-performing markets • Specialty industry verticals include sponsor finance, financial institutions, restaurant finance, energy, and small business (SBA) Total Assets - $7.6 billion • Since 2012, total assets compound annual growth rate of 25% Total Deposits - $6.7 billion • DDA represents 14% of total deposits • Granular deposit portfolio across geographies and industries Strong Loan Portfolio • Loan portfolio is 74% variable as of 6/30/2024 • Net charge-offs to average loans ratio of 0.07% for 2Q 2024 • Strong reserve levels at 1.20% of loans NIE/Avg Assets Driving Positive Leverage Profitable Growth – 2Q 2024 $0.37 Diluted EPS • Through second quarter of 2024, operating revenue(1) has grown 75% and net income has grown 96% since the same period in 2019, the year of our IPO Capital • Returned $4.5 million to stockholders through strategic share repurchases in 2024 • TBV/share growth of 73% since 2017 2.17% 2.03% 1.92% 2.05% 2.02% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Note: Data as of and for the quarter ended June 30, 2024, unless otherwise noted. (1) Defined as net interest income plus non-interest income.

4 KANSAS CITY Kansas City, MO-KS MSA #7 Market Rank, 3.3% Market Share $2.9B in Deposits 3 Branches TULSA Tulsa, OK MSA #16 Market Rank, 1.7% Market Share $554M in Deposits 1 Branch OKLAHOMA CITY Oklahoma City, OK MSA #25 Market Rank, 0.7% Market Share $369M in Deposits 1 Branch ATTRACTIVE MARKETS WITH GROWTH POTENTIAL DALLAS/FT WORTH Dallas-Ft Worth-Arlington, TX MSA #50 Market Rank, 0.1% Market Share $736M in Deposits 4 Branches DENVER Denver-Aurora-Lakewood, CO MSA #39 Market Rank, 0.2% Market Share $194M in Deposits 1 Branch COLORADO SPRINGS Colorado Springs, CO MSA #15 Market Rank, 1.6% Market Share $170M in Deposits 1 Branch (1) Demographic and deposit data generated from S&P Capital IQ. Deposit data is based on the FDIC Summary of Deposits data filed as of 6/30/2023. 2024 Population '24-'29 Expected Population 2024 Median Total State Market Deposits CrossFirst Deposits % of CrossFirst Market Market State in Thousands Growth HHI ($) $ in M illions $ in M illions Deposits Rank Share (%) Kansas 2,946 1.2% 71,300 $ 98,758 $ 3,557 58.3% 5 3.6% Oklahoma 4,056 3.4% 63,261 131,747 922 15.1% 23 0.7% Texas 30,665 4.7% 73,203 1,515,389 736 12.1% 135 0.1% Colorado 5,928 4.4% 90,555 187,293 364 6.0% 4 2 0.2% Missouri 6,201 1.7% 68,010 249,958 284 4.7% 112 0.1% Arizona 7,486 3.5% 74,483 208,902 143 2.3% 4 5 0.1% New Mexico 2,118 0.9% 61,656 43,818 95 1.5% 4 6 0.2% Total US 336,157 2.4% 75,874 17,269,424 Demographics(1) Deposits by State(1) WICHITA Wichita, KS MSA #7 Market Rank, 4.2% Market Share $947M in Deposits 1 Branch PHOENIX Phoenix-Mesa-Chandler, AZ MSA #39 Market Rank, 0.1% Market Share $143M in Deposits 1 Branch

5 $565 $847 $1,220 $1,574 $2,133 $2,961 $4,107 $4,931 $5,659 $5,621 $6,601 $7,381 $7,639 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 6/30/2024 OUR GROWTH Total Assets Compound Annual Growth Rate Since 2012 Total Assets 25.4% Note: Dollars in chart are in millions. 2012 Expanded into Wichita & Oklahoma City markets 2013 Expanded into Tulsa market through acquisition of Tulsa National Bancshares, Inc. (~$160mm in Total Assets) 2016 Expanded into Dallas market 2021 Expanded into Phoenix market 2019 CrossFirst Bankshares, Inc. Initial Public Offering; Nasdaq listed: CFB 2022 Expanded into Colorado and New Mexico markets through acquisition of Farmers & Stockmens Bank (aka Central Bank & Trust) (~$648mm in Total Assets) 2023 Expanded into Tucson market through acquisition of Canyon Bancorporation (~$106mm in Total Assets) 2007 Began de novo operations

6 IMPROVING CORE METRICS (1) Defined as net interest income plus non-interest income. (2) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. Note: Dollar amounts are in millions, other than per share amounts. The ratio of non-performing assets to total assets is presented as of the end of the respective period; all other amounts are presented for the respective year-ended or quarter-ended. $0.24 $1.33 $1.23 $1.34 $0.38 $0.36 $0.37 $1.40 $1.37 $1.47 $0.36 $0.37 2020 2021 2022 2023 Q1 2024 Q2 2024 Diluted EPS (GAAP) Adjusted Diluted EPS Diluted EPS $160.3 $168.7 $193.5 $224.8 $56.6 $57.9 $11.7 $13.7 $17.3 $20.7 $5.6 $5.7 $172.0 $182.4 $210.8 $245.5 $62.2 $63.6 2020 2021 2022 2023 Q1 2024 Q2 2024 Net Interest Income Non-Interest Income Operating Revenue(1) $72.0 $83.0 $89.1 $98.6 $24.7 $25.9 2020 2021 2022 2023 Q1 2024 Q2 2024 PTPP Profit(2) 1.39% 0.58% 0.20% 0.34% 0.27% 0.22% 2020 2021 2022 2023 Q1 2024 Q2 2024 Non-performing Assets / Total Assets (2)

7 DRIVEN BY EXTRAORDINARY CULTURE FOCUSING ON OUR CORE VALUES INVESTING IN OUR PEOPLE & CLIENTS POSITIONING FOR SUCCESS At CrossFirst Bank, extraordinary service is the unifying purpose at the very heart of our organization. To deliver on our purpose, each of our employees operates with four values that define our approach to banking: character, competence, commitment, and connection. These are not just words at CrossFirst. They are core values that guide our actions, decisions, and vision. CHARACTER Who You Are COMPETENCE What You Can Do COMMITMENT What You Want To Do CONNECTION What Others See In You We prioritize and invest in creating opportunities to help employees grow and build their careers using a variety of training and development programs. These include online, classroom, and on-the-job learning formats. Our CrossFirst training programs include: An immersive, multi-day culture and leadership-driven onboarding program for all new hires to advance and preserve our values and operating standards A development program designed for emerging leaders that explores core leadership concepts and the foundations of the banking industry We strive to build an equitable and inclusive environment with diverse teams who support our core values and strategic initiatives. We strive to hire and retain top-tier talent to drive growth and extraordinary service. 57% 64% As a GALLUP® Strengths-Based organization, our very first commitment to every new employee is that we will value them and provide access to Top 5 their unique CliftonStrengths® CliftonStrengths® Engaged employees as measured by GALLUP® Q12 Survey; 89% employee response rate of workforce is female as of 6/30/2024 21% of current year new hires were ethnically diverse through 6/30/2024 Recognized as a GALLUP® Don Clifton Strengths-Based Culture award winner, a worldwide honor, for the second year in a row

8 SECOND QUARTER 2024 HIGHLIGHTS ✓ Returned capital to stockholders of $3.0 million during the quarter via share buybacks at a weighted average price of $12.78 per share, bringing total buyback for the year to $4.5 million at a weighted average price of $12.88 ✓ Remained well capitalized with total risk-based capital ratio of 11.4% and common equity tier 1 capital ratio of 10.2% ✓ Grew book value per common share 2% to $14.78 at June 30, 2024 compared to the prior quarter; tangible book value per common share(4) also grew 2% to $14.02 Net Income $18.6 Million (1) Ratios are annualized. (2) Defined as net interest income plus non-interest income. (3) RUC includes the accrual for off-balance sheet credit risk for unfunded commitments. (4) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at the end of this presentation for more details. ✓ Operating revenue(2) improved $1.4 million, or 2%, from the prior quarter ✓ Net income improved $0.4 million and diluted EPS improved $0.01 from the prior quarter ✓ Net interest margin – FTE remained consistent with the prior quarter at 3.20% Diluted EPS $0.37 ROCE(1) 10.59% ROAA(1) 1.00% ✓ Credit quality improved with non-performing assets decreasing to 0.22% of total assets, annualized net charge-offs representing 0.07% of average loans and a meaningful reduction in classified loans ✓ The ACL/Loans was 1.20% and ACL + RUC(3)/Loans was 1.28% Financial Performance Profitability Balance Sheet Credit Quality Capital ✓ Loans grew $95 million, or 2% for the quarter and $216 million, or 4%, year-to-date ✓ Deposits grew $147 million, or 2% for the quarter and $243 million, or 4% year-to-date

9 DIVERSE LOAN PORTFOLIO Note: Gross loans, (net of unearned income) data as of June 30, 2024. CRE - Non-Owner-Occupied 44% Commercial 35% CRE - Owner-Occupied 9% Residential Real Estate 7% Energy 4% Consumer 1% Other, 21% 1-4 Fam Res Const, 6% Hotel, 9% Office, 11% Retail, 14% Multi-Family, 17% Industrial, 22% Other Industries, 34% Misc. Financial Vehicles, 3% Aircraft & Transportation, 4% Financial Management, 4% Health Care, 5% Bus Lns to Individuals, 6% Real Estate Activity, 6% Engineering & Contracting, 8% Credit Related Activities, 9% Manufacturing, 9% Restaurants, 12% TOTAL $6.3 Billion CRE – Non-Owner-Occupied by Segment Commercial by Loan Type Update Office Portfolio Statistics ▪ $286 million, 4.5% of total loans ▪ Average loan size ~$6.3 million ▪ Largest Loan - $25 million ▪ Weighted Avg. LTV – 63% ▪ Predominantly comprised of suburban and single-tenant ▪ 97% Class A/B office space ▪ Approximately 63% of the portfolio matures within the next two years and 83% of those loans have floating rates

10 ASSET QUALITY PERFORMANCE Note: Dollar amounts are in millions and amounts shown are as of the end of the period. (1) RUC includes the accrual for off-balance sheet credit risk for unfunded commitments. (2) For Q2 2024, acquired classified loans represent 1.2% of Capital + ACL + RUC. (3) Ratio is annualized for interim periods. 9.6% 14.0% 14.8% 15.8% 13.3% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.19% 0.50% 0.34% 0.27% 0.22% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Classified Loans / Capital + ACL + RUC(1) Non-performing Assets / Total Assets 0.04% 0.09% 0.12% 0.10% 0.07% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net Charge-offs (Recoveries) / Average Loans(3) $67.6 $71.6 $73.5 $74.9 $76.2 $7.7 $6.1 $6.4 $5.2 $5.2 $75.3 $77.7 $79.9 $80.1 $81.4 1.17% 1.20% 1.20% 1.20% 1.20% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ACL RUC ACL / Total Loans Allowance for Credit Losses + RUC(1) (2)

11 DEPOSIT TRENDS 15% % DDA Deposits 16% 15% 14% 14% $928 $1,029 $990 $954 $958 $604 $802 $800 $867 $774 $2,730 $2,757 $2,870 $2,929 $3,062 $1,838 $1,744 $1,831 $1,837 $1,940 $6,100 $6,332 $6,491 $6,587 $6,734 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 DDA Transaction Savings & Money Market Time Note: Dollars are in millions and amounts shown are as of the end of the period.

12 NET INTEREST MARGIN (1) Ratio is annualized for interim periods; the incremental Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0%. Yield on Loans & Cost of Deposits 6.87% 6.96% 7.12% 7.19% 7.26% 3.33% 3.59% 3.74% 3.87% 3.92% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Yield on Loans Cost of Total Deposits 3.27% 3.19% 3.23% 3.20% 3.20% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.05% 0.45% 0.13% 0.25% 0.51% 0.84% 0.26% 0.13% 0.04% 0.01% 0.04% 0.08% -300 bps -200 bps -100 bps +100 bps +200 bps +300 bps Rate Shock Rate Ramp Net Interest Income Impact From Rate Changes Net Interest Margin – Fully Tax Equivalent (FTE)(1) ▪ Fourth quarter of stable NIM with loan yield keeping pace with the cost of deposits ▪ The increase in cost of total deposits narrowed to 5 basis points compared to last quarter ▪ NIM benefited 2 basis points from acquired loan accretion ▪ Balance sheet positioned to continue benefiting in a down rate environment

13 $35.0 $34.1 $32.8 $36.6 $36.8 $0.8 $0.9 $0.9 $0.9 $0.9 $1.3 $0.3 $1.3 $1.3 $37.4 $36.3 $35.0 $37.5 $37.7 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Adjusted Non-interest Expense CDI Amortization Separation Costs Acquisition Costs EXPENSE MANAGEMENT Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified. (1) Represents a non-GAAP financial measure that is calculated as the numerator of the Adjusted Efficiency Ratio – Fully Tax Equivalent; see non-GAAP reconciliation slides at the end of this presentation for more details . 2.17% Non-interest Expense as a % of Average Assets 2.03% 1.92% 2.05% 2.02% (1) Includes $0.7 million of net expense related to the renegotiation of our core system contract with an expected earn-back period of four months

14 INVESTMENT PORTFOLIO AND LIQUIDITY Investment Strategy ▪ Improving performance in tax-equivalent yield, with a 18bps increase to 3.78% from fourth quarter 2023 ▪ Reducing municipal concentration and focusing reinvestment in lower risk-weighted assets ▪ Repositioning portfolio to increase liquidity and provide more balanced cash flow Evolution of Investment Portfolio Municipal - Tax-Exempt, 71% Mortgage Securities, 25% SBA + Agencies, 1% Other,3% Gross $769 Million Net $686 Million Municipal - Tax-Exempt, 43% Mortgage Securities, 40% SBA + Agencies, 16% Other,1% Gross $881 Million Net $802 Million December 31, 2022 June 30, 2024 Portfolio Strategy Shift Liquidity – 34% of Total Assets On-balance Sheet Liquidity Securities Portfolio $802M Cash & Equivalents $250M $1.052B Off-balance Sheet Liquidity $1.533B Total Liquidity $2.585B Duration: 5.2 years Duration: 5.2 years Municipal - Tax-Exempt, 35% Mortgage Securities, 40% SBA + Agencies, 20% Treasuries + Other, 5% Future Portfolio Strategy Shift Targeted Future Portfolio

15 9.9% 9.5% 9.6% 10.7% 10.1% 10.2% 10.3% 11.4% Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital Q2 2023 Q2 2024 CAPITAL RATIOS ▪ Returned $3.0 million of capital to stockholders during 2Q 2024, and $4.5 million year-to-date, via share buybacks at a weighted average cost of $12.78 per share for the quarter, and $12.88 for the year ▪ Deployed capital raised during IPO through organic balance sheet growth, share buybacks and two accretive acquisitions ▪ Steady build of capital ratios during 2023, and into 2024, through strong earnings, reduced unfunded commitments and bond portfolio restructuring Key Consolidated Regulatory Capital Ratios Tangible Book Value(1) Growth ~ 20% since 2019 IPO Capital Strategy $11.43 $12.08 $13.23 $11.96 $13.56 $13.70 $14.02 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 (1) Represents a non-GAAP financial measure; see non-GAAP reconciliation slides at the end of this presentation for more details .

16 2024 GUIDANCE Business Driver Prior Current Loans 8-10% core loan growth 6-8% core loan growth Net Interest Margin (NIM) 3.20% to 3.25% No change Adjusted Non-interest Expense $36-37 million quarterly $37 million quarterly Combined ACL / Loans 1.25% to 1.35% No change Effective Tax Rate 20-22% No change

17 NON-GAAP RECONCILIATIONS (1) Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions and permanent tax benefit associated with stock-based grants. (2) No tax effect. 6/30/2024 6/30/2023 Adjusted net income: Net income (GAAP) $ 18,622 $ 18,223 $ 17,651 $ 16,863 $ 16,047 $ 36,845 $ 32,155 Add: Acquisition costs - - 1,300 1,328 338 - 1,815 Add: Acquisition - Day 1 CECL provision - - - 900 - - - Add: Employee separation - - - - 1,300 - 1,300 Add: Loss on bond repositioning - - 1,130 - - - - Less: Tax effect(1) - - (510) (468) (344) - (654) Adjusted net income $ 18,622 $ 18,223 $ 19,571 $ 18,623 $ 17,341 $ 36,845 $ 34,616 Preferred stock dividends $ 155 $ 155 $ 155 $ 155 $ 103 $ 310 $ 103 Diluted weighted average common shares outstanding 49,784,067 49,967,638 49,788,962 49,480,107 48,943,325 49,882,653 48,994,807 Earnings per common share - diluted (GAAP) $ 0.37 $ 0.36 $ 0.35 $ 0.34 $ 0.33 $ 0.73 $ 0.65 Adjusted earnings per common share - diluted $ 0.37 $ 0.36 $ 0.39 $ 0.37 $ 0.35 $ 0.73 $ 0.70 Adjusted net income: Net income $ 66,669 $ 61,599 $ 69,413 $ 12,601 Add: Acquisition costs 4,443 3,890 - - Add: Acquisition - Day 1 CECL provision 900 4,400 - - Add: Employee separation 1,300 1,063 - - Add: Unrealized loss on equity security - - 6,200 - Add: Accelerated employee benefits - - 719 - Add: Goodwill impairment(2) - - - 7,397 Add: Loss on bond repositioning 1,130 - - - Less: BOLI settlement benefits(2) - - (1,841) - Less: Tax effect(1) (1,632) (2,335) (1,512) - Adjusted net income $ 72,810 $ 68,617 $ 72,979 $ 19,998 Preferred stock dividends $ 413 $ - $ - $ - Diluted weighted average common shares outstanding 49,340,066 50,002,054 52,030,582 52,548,547 Earnings per common share - diluted (GAAP) $ 1.34 $ 1.23 $ 1.33 $ 0.24 Adjusted earnings per common share - diluted $ 1.47 $ 1.37 $ 1.40 $ 0.38 Three Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 12/31/2022 12/31/2020 Year Ended (Dollars in thousands, except per share data) 12/31/2023 12/31/2021 (Dollars in thousands, except per share data) 6/30/2023 Six Months Ended

18 NON-GAAP RECONCILIATIONS 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 6/30/2024 6/30/2023 Adjusted return on average assets: Net income (GAAP) $ 18,622 $ 18,223 $ 17,651 $ 16,863 $ 16,047 $ 36,845 $ 32,155 Adjusted net income 18,622 18,223 19,571 18,623 17,341 36,845 34,616 Average assets $ 7,494,941 $ 7,344,102 $ 7,231,611 $ 7,114,228 $ 6,929,972 $ 7,419,938 $ 6,821,987 Return on average assets (GAAP) 1.00% 1.00% 0.97% 0.94% 0.93% 1.00% 0.95 % Adjusted return on average assets 1.00% 1.00% 1.07% 1.04% 1.00% 1.00% 1.02% 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 6/30/2024 6/30/2023 Adjusted return on average common equity: Net income (GAAP) $ 18,622 $ 18,223 $ 17,651 $ 16,863 $ 16,047 $ 36,845 $ 32,155 Preferred stock dividends 155 155 155 155 103 310 103 Net income attributable to common stockholders (GAAP) $ 18,467 $ 18,068 $ 17,496 $ 16,708 $ 15,944 $ 36,535 $ 32,052 Adjusted net income 18,622 18,223 19,571 18,623 17,341 36,845 34,616 Preferred stock dividends 155 155 155 155 103 310 103 Adjusted net income attributable to common stockholders (GAAP) $ 18,467 $ 18,068 $ 19,416 $ 18,468 $ 17,238 $ 36,535 $ 34,513 Average common equity $ 701,483 $ 701,598 $ 647,882 $ 650,494 $ 639,741 $ 701,540 $ 629,901 Return on average common equity (GAAP) 10.59% 10.36% 10.71% 10.19% 10.00% 10.47% 10.26 % Adjusted return on average common equity 10.59% 10.36% 11.89% 11.26% 10.81% 10.47% 11.05% 6/30/2024 12/31/2022 12/31/2021 12/31/2020 Pre-tax pre-provision profit: Net income before taxes $ 23,485 $ 23,023 $ 84,109 $ 77,572 $ 86,969 $ 15,314 Add: Provision for credit losses 2,383 1,655 14,489 11,501 (4,000) 56,700 Pre-tax pre-provision profit $ 25,868 $ 24,678 $ 98,598 $ 89,073 $ 82,969 $ 72,014 3/31/2024 Three Months Ended 12/31/2023 (Dollars in thousands) Six Months Ended (Dollars in thousands) Three Months Ended Year Ended Three Months Ended Six Months Ended (Dollars in thousands)

19 NON-GAAP RECONCILIATIONS (1) Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental rate used is 21.0%. Tangible common stockholders' equity: Total stockholders' equity (GAAP) $ 727,878 $ 714,971 $ 708,143 $ 643,051 $ 651,483 Less: goodwill and other intangible assets 29,499 30,404 31,335 32,293 27,457 Less: preferred stock 7,750 7,750 7,750 7,750 7,750 Tangible common stockholders' equity $ 690,629 $ 676,817 $ 669,058 $ 603,008 $ 616,276 Common shares outstanding at end of period 49,250,140 49,400,466 49,335,888 49,295,036 48,653,487 Book value per common share (GAAP) $ 14.78 $ 14.47 $ 14.35 $ 13.04 $ 13.39 Tangible book value per common share $ 14.02 $ 13.70 $ 13.56 $ 12.23 $ 12.67 9/30/2023 6/30/2023 Tangible common stockholders' equity: Total stockholders' equity (GAAP) $ 708,143 $ 608,599 $ 667,573 $ 624,428 $ 601,644 Less: goodwill and other intangible assets 31,335 29,081 130 208 7,694 Less: preferred stock 7,750 - - - - Tangible common stockholders' equity $ 669,058 $ 579,518 $ 667,443 $ 624,220 $ 593,950 Common shares outstanding at end of period 49,335,888 48,448,215 50,450,045 51,679,516 51,969,203 Book value per common share (GAAP) $ 14.35 $ 12.56 $ 13.23 $ 12.08 $ 11.58 Tangible book value per common share $ 13.56 $ 11.96 $ 13.23 $ 12.08 $ 11.43 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 6/30/2024 6/30/2023 Adjusted efficiency ratio - fully tax equivalent (FTE)(1) Non-interest expense (GAAP) $ 37,725 $ 37,505 $ 35,049 $ 36,354 $ 37,412 $ 75,230 $ 75,504 Less: Acquisition costs - - (1,300) (1,328) (338) - (1,815) Less: Core deposit intangible amortization (906) (931) (957) (922) (802) (1,837) (1,624) Less: Employee separation - - - - (1,300) - (1,300) Adjusted non-interest expense (numerator) $ 36,819 $ 36,574 $ 32,792 $ 34,104 $ 34,972 $ 73,393 $ 70,765 Net interest income 57,892 56,594 56,954 55,127 54,539 114,486 112,760 Tax equivalent interest income(1) 536 536 654 707 750 1,072 1,547 Non-interest income 5,701 5,589 4,483 5,981 5,779 11,290 10,200 Add: Loss on bond repositioning - - 1,130 - - - - Total tax-equivalent income (denominator) $ 64,129 $ 62,719 $ 63,221 $ 61,815 $ 61,068 $ 126,848 $ 124,507 Efficiency ratio (GAAP) 59.32% 60.31% 57.05% 59.49% 62.02% 59.81% 61.41 % Adjusted efficiency ratio - fully tax equivalent (FTE)(1) 57.41% 58.31% 51.87% 55.17% 57.27% 57.86% 56.84% 12/31/2023 9/30/2023 6/30/2023 Six Months Ended Three Months Ended (Dollars in thousands, except per share data) (Dollars in thousands, except per share data) Three Months Ended 6/30/2024 3/31/2024 Year Ended 12/31/2023 12/31/2022 12/31/2021 (Dollars in thousands)